                        ------------------------------

                                   UAM Funds


                               Enhanced Monthly
                               Income Portfolio


                        ------------------------------



                                 Annual Report
                               October 31, 1996

--------------------------------------------------------------------------------

                                   UAM FUNDS
                               ENHANCED MONTHLY
                               INCOME PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer
Director, President
and Chairman

William H. Park
Vice President

John T. Bennett, Jr.
Director

Philip D. English
Director

William A. Humenuk
Director

Peter M. Whitman, Jr.
Director

Michael E. DeFao
Secretary

Karl O. Hartmann
Assistant Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

--------------------------------------------------------------------------------
Investment Adviser
   Spectrum Asset Management, Inc.
   Four High Ridge Park
   Stamford, CT 06905
--------------------------------------------------------------------------------
Administrator
   UAM Fund Services, Inc.
   211 Congress Street
   Boston, MA 02110
--------------------------------------------------------------------------------
Custodian
   The Chase Manhattan Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
--------------------------------------------------------------------------------
Legal Counsel
   Stradley, Ronon, Stevens & Young LLP
   2600 One Commerce Square
   Philadelphia, PA 19103
--------------------------------------------------------------------------------
Independent Accountants
   Price Waterhouse LLP
   160 Federal Street
   Boston, MA 02110
--------------------------------------------------------------------------------
Distributor
   UAM Fund Distributors, Inc.
   211 Congress Street
   Boston, MA 02110
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                S P E C T R U M



Dear Shareholders:

The capitalization of United Asset Management Inc. Enhanced Monthly Income Portfolio (the "Portfolio") grew to $2.4 million since inception on November 15, 1995. The marketing process has been a "slow" one due to the fact that the underlying securities in the Portfolio are relatively new, which makes for a longer lead time in the sales process. Additionally, many investors like more performance history before committing funds.

The total return for the Portfolio for the fourth quarter was 1.71% compared to 1.36% for the three month U.S. Treasury Bill. For the 11 1/2 months since inception, the Portfolio earned 6.23%, or 6.51% annualized, compared to 5.34% on the one year U.S. Treasury Bill and 6.01% on the Salomon 1-3 year Treasury index. The portfolio outperformed the benchmarks over the time periods in spite of a relatively difficult market for a portion of the portfolio. The portfolio is comprised of 55% hybrid securities and 45% securities which qualify for the dividends received deduction (DRD). Hybrid securities experienced some widening of spreads relative to the hedge of Treasury futures and options on Treasury futures primarily due to a great deal of supply coming to market. In fact, last week it was announced that banks will be allowed to include these types of hybrid securities in Tier 1 Capital. This should spark yet another wave of new issuance as banks rush to file deals. Although spreads may widen over the short term, it will be good for the hybrid market going forward for 2 reasons. First, it will allow us to diversify into more stocks and into another industry. Secondly, we expect some of the new bank issues to include better call features, i.e., 10 year non-callable. This bodes well for the hybrid market capturing more institutional interest, and thus the possibility of more efficient markets. An offset to the widening of spreads in hybrid securities during the last 2 quarters was the good performance in the DRD preferred stocks. These securities tightened relative to the hedge because of strong technicals in the market. Very little issuance has come in fiscal 1996, while demand remains high. Although this Portfolio is not geared toward tax advantaged investments, we have maintained 45% exposure to this sector given the high probability of capital appreciation.

Respectfully,



Spectrum Asset Management, Inc.

ENHANCED MONTHLY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                                                             Shares                        Value+
----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  (94.2%)
----------------------------------------------------------------------------------------------------------------------------------
Banking-Foreign  (3.0%)
         Banco Bilbao Vizcaya International, Series B, 9.00%                                  2,600                  $     71,175
----------------------------------------------------------------------------------------------------------------------------------
Banking-National  (6.8%)
         BankAmerica Corp., Series K, 8.375%                                                  2,700                        70,200
         Chase Manhattan Corp.-New, Series H, 8.375%                                          3,600                        92,340
                                                                                                          ------------------------
                                                                                                                          162,540
----------------------------------------------------------------------------------------------------------------------------------
Financial Services  (34.0%)
         ComEd Financing I, 8.48%                                                             3,500                        86,625
         Conagra Capital LC, Series B, Floating Rate, 6.41%                                   3,700                        80,938
         Household Capital Trust II, 8.70%                                                    3,600                        92,700
         Illinois Power Capital LP, Series A, 9.45%                                           3,300                        86,625
         Lehman Brothers Holdings, Inc., Series A, 8.30%                                      3,600                        89,100
         Morgan Stanley Group, Inc., 7.75%                                                    2,000                       105,000
         Swedish Export Credit, 7.375%                                                        4,000                        93,000
         Texaco Capital LLC, Series B, Floating Rate, 6.25%                                   4,500                        99,000
         Travelers Group, Series A, 8.125%                                                    3,200                        82,560
                                                                                                          ------------------------
                                                                                                                          815,548
----------------------------------------------------------------------------------------------------------------------------------
Beverages, Food & Tobacco  (3.9%)
         Cadbury Schweppes Co., Series A, 8.625%                                              3,600                        93,600
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications  (4.8%)
         GTE California, Inc., Series 56, 4.50%                                               4,000                        56,200
         GTE Florida, Inc., Series B, $1.30                                                   2,960                        58,534
                                                                                                          ------------------------
                                                                                                                          114,734
----------------------------------------------------------------------------------------------------------------------------------
Utilities-Electrical & Gas  (41.7%)
         Appalachian Power Co., Series A, 8.25%                                               4,000                        98,500
         Carolina Power & Light Co., $7.95                                                      900                        91,485
         Cincinnati Gas & Electric Co., 8.28%                                                 2,600                        65,975
         Columbus Southern Power Corp., Series A, 8.375%                                      3,500                        87,500
         IES Utilities, Inc. Series A, 7.875%                                                 3,600                        89,100
         Ohio Power Co., 8.16%                                                                3,600                        90,000
         Pacific Enterprises, Inc., $4.50                                                     1,430                        99,027
         Pacific Gas & Electric Co., Series G, 4.80%                                          5,800                       105,850
         San Diego Gas & Electric Co., 4.40%                                                  7,200                        95,220
         Sierra Pacific Power Co., Series 1, 7.80%                                            1,080                        29,484
         Southwest Gas Capital I, 9.13%                                                       2,800                        72,100
         UtiliCorp United, Inc., $2.05                                                        2,900                        74,095
                                                                                                          ------------------------
                                                                                                                          998,336
----------------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS  (Cost $2,228,940)                                                                               2,255,933
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        No. of
                                                                                       Contracts
---------------------------------------------------------------------------------------------------------------------------------
PURCHASED PUT OPTIONS  (0.6%)
         U.S. Treasury Bond, expiring 3/1/97, strike price $108                                 1                       $     906
         U.S. Treasury Bond, expiring 3/1/97, strike price $110                                 1                           1,453
         U.S. Treasury Bond, expiring 3/1/97, strike price $112                                 6                          13,500
----------------------------------------------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS  (Cost $17,717)                                                                                    15,859
----------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

ENHANCED MONTHLY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(Continued)
October 31, 1996

                                                                                         Face
                                                                                        Amount
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  (4.9%)
----------------------------------------------------------------------------------------------------------------------------------
     Repurchase Agreement  (4.9%)
         Chase Securities, Inc., 5.58% dated 10/31/96, due 11/1/96, to be repurchased at $117,018, collateralized by $113,093 of various
               U.S. Treasury Notes 5.875%-7.75%, due 3/31/99-11/30/99, valued at
               $117,000 (Cost $117,000)                                                       $    117,000                117,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)  (Cost $2,363,657) (a)                                                                        2,388,792
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (0.3%)                                                                                        7,276
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                    $  2,396,068
==================================================================================================================================

         + -  See Note A to Financial Statements
       (a) - The cost for federal income tax purposes was $2,363,852. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $24,940. This consisted of aggregate gross unrealized appreciation for all securities of $41,668 and aggregate gross unrealized depreciation for all securities of $16,728.

   The accompanying notes are an integral part of the financial statements.

ENHANCED MONTHLY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

-----------------------------------------------------------------------------
Assets
   Investments, at Cost....................................... $ 2,363,657
                                                                ==========
   Investments, at Value...................................... $ 2,388,792

   Cash.......................................................         398
   Receivable due from Investment Adviser.....................      17,316
   Margin Deposits on Futures Contracts.......................      15,000
   Dividends Receivable.......................................       4,640
   Other Assets...............................................          95
-----------------------------------------------------------------------------
      Total Assets............................................   2,426,241
-----------------------------------------------------------------------------
Liabilities
   Payable for Administrative Fees............................       3,862
   Payable for Daily Variation on Margin Futures..............       2,438
   Payable for Custodian Fees.................................       1,443
   Payable for Directors' Fees................................         606
   Other Liabilities..........................................      21,824
-----------------------------------------------------------------------------
      Total Liabilities.......................................      30,173
-----------------------------------------------------------------------------
Net Assets.................................................... $ 2,396,068
=============================================================================
Net Assets Consist of:
   Paid in Capital............................................   2,398,976
   Undistributed Net Investment Income........................       5,926
   Accumulated Net Realized Gain..............................     (18,719)
   Unrealized Appreciation....................................       9,885
-----------------------------------------------------------------------------
Net Assets.................................................... $ 2,396,068
=============================================================================
Institutional Class Shares
   Shares Issued and Outstanding ($0.001 par value)
      (Authorized 25,000,000).................................     238,982
   Net Asset Value, Offering and
      Redemption Price Per Share.............................. $     10.03
=============================================================================

   The accompanying notes are an integral part of the financial statements.

ENHANCED MONTHLY INCOME PORTFOLIO
STATEMENT OF OPERATIONS

                                                                                  For the Period
                                                                                November 15, 1995*
                                                                                        to
                                                                                 October 31, 1996
--------------------------------------------------------------------------------------------------
Investment Income
  Dividends ..................................................................         $   130,790
  Interest ...................................................................              19,575
--------------------------------------------------------------------------------------------------
     Total Income ............................................................             150,365
--------------------------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees - Note B
     Basic Fees...............................................................  $12,113
     Less: Fees Waived........................................................  (12,113)         -
                                                                              ---------
  Administrative Fees - Note C ...............................................              35,565
  Printing Fees...............................................................              17,505
  Audit Fees .................................................................              12,852
  Registration & Filing Fees..................................................              11,076
  Custodian Fees - Note D.....................................................               4,722
  Directors' Fees - Note G ...................................................               2,467
  Other Expenses .............................................................               6,414
  Expenses Assumed by the Adviser-Note B                                                   (67,886)
--------------------------------------------------------------------------------------------------
     Total Expenses ..........................................................              22,715
  Expense Offset-Note A.......................................................              (2,242)
--------------------------------------------------------------------------------------------------
     Net Expenses.............................................................              20,473
--------------------------------------------------------------------------------------------------
Net Investment Income ........................................................             129,892
--------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on:
  Investments ................................................................             (23,090)
  Futures ....................................................................               4,371
--------------------------------------------------------------------------------------------------
  Total Net Realized Gain (Loss) .............................................             (18,719)
--------------------------------------------------------------------------------------------------
Net Change in Unrealized Appreciation/Depreciation on:
  Investments ................................................................              25,135
  Futures ....................................................................             (15,250)
--------------------------------------------------------------------------------------------------
Total Net Change in Unrealized Appreciation/Depreciation......................               9,885
--------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Futures Contracts..........................              (8,834)
--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations .........................         $   121,058
==================================================================================================

* Commencement of Operations

   The accompanying notes are an integral part of the financial statements.

ENHANCED MONTHLY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                     For the Period
                                                                   November 15, 1995*
                                                                          to
                                                                   October 31, 1996
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................................       $129,892
 Net Realized (Loss)...............................................        (18,719)
 Net Change in Unrealized Appreciation/Depreciation................          9,885
------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
      Operations...................................................        121,058
------------------------------------------------------------------------------------
Distributions:
 Net Investment Income.............................................       (124,224)
------------------------------------------------------------------------------------
Capital Share Transactions: (1)
 Issued - Regular..................................................      2,325,010
        - In Lieu of Cash Distributions............................        124,224
 Redeemed..........................................................        (50,000)
------------------------------------------------------------------------------------
    Net Increase from Capital Share Transactions...................      2,399,234
------------------------------------------------------------------------------------
 Total Increase....................................................      2,396,068
Net Assets:
 Beginning of Period ..............................................              -
------------------------------------------------------------------------------------
 End of Period (including undistributed net investment
    income of $5,926)..............................................     $2,396,068
====================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued .................................................        231,629
    In Lieu of Cash Distributions..................................         12,368
    Shares Redeemed ...............................................         (5,015)
------------------------------------------------------------------------------------
                                                                           238,982
====================================================================================

*Commencement of Operations

   The accompanying notes are an integral part of the financial statements.

ENHANCED MONTHLY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period

                                                                   For the Period
                                                                 November 15, 1995*
                                                                         to
                                                                  October 31, 1996
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...............................       $10.00
-----------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income..........................................         0.60
    Net Realized and Unrealized Gain...............................         0.01  #
-----------------------------------------------------------------------------------
       Total from Investment Operations............................         0.61
-----------------------------------------------------------------------------------
Distributions
    Net Investment Income..........................................        (0.58)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period.....................................       $10.03
===================================================================================
Total Return.......................................................         6.23% +
===================================================================================

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..............................        $2,396
Ratio of Expenses to Average Net Assets ...........................         1.12% *
Ratio of Net Investment Income to Average Net Assets...............         6.43% *
Portfolio Turnover Rate............................................          159%
Average Commission Rate ...........................................       $0.0276
-----------------------------------------------------------------------------------
Voluntary Waived Fees and
    Expenses Assumed by the Adviser Per Share......................      $   0.37
Ratio of Expenses to Average Net
    Assets Including Expense Offsets...............................          1.00% *
-----------------------------------------------------------------------------------

*   Annualized
**  Commencement of Operations
+ Total return would have been lower had certain expenses not been waived or reimbursed during the period.
# The amount shown for the period November 15, 1996 to October 31, 1996, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

                       ENHANCED MONTHLY INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Enhanced Monthly Income Portfolio (the "Portfolio"), portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.


     1. Security Valuation: Exchange listed preferred securities for which market quotations are readily available may be valued at the last quoted sales price as of the close of business on the day the valuation is made by the primary exchange on which the securities are traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market, or if there is no actively quoted price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

               At October 31, 1996, the Portfolio had available $35,633 of capital loss carryover for Federal income tax purposes, which will expire October 31, 2004.

     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Futures and Options Contracts: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

     The Portfolio had the following futures contracts open at October 31, 1996:

                                                                               Net
                                                                            Unrealized
                                Number of     Aggregate     Expiration     Appreciation
     Contracts                  Contracts     Face Value      Date        (Depreciation)
     -----------------          ---------   --------------  -----------   ---------------
     Sales:
                                                              December
     U.S. Treasury Long Bond        6           $678,000        1996         ($15,249)


     The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

     Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

     5. Distributions to Shareholders: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

     6. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds and AEW Commercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. Advisory Services: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.60% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. Administration Services: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the next $2 billion of the combined aggregate net assets; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15,1996 to October 31, 1996, UAM Fund Services, Inc. earned $23,210 from the Portfolio as Administrator of which $22,706 was paid to CGFSC for their services as sub-Administrator.

Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, computed daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200 million of the combined aggregate net assets; plus 0.12% of the next $800 million of the combined aggregate net assets; plus 0.08% of the combined aggregate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1,1995 to April 15, 1996, CGFSC earned $12,355 from the Portfolio as Administrator.

D. Custodian: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolio by the Bank aggregated $1,240, all of which is unpaid at October 31, 1996.

E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. Purchases and Sales: For the year ended October 31, 1996, the Portfolio made purchases of $4,801,022 and sales of $2,563,233 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

H. Concentration of Credit: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more susceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

I. Other: At October 31, 1996, approximately 88% of total shares outstanding were held by three affiliated record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with the Adviser, which is a registered dealer. The Commissions paid to the Adviser for the year ended October 31, 1996 amounted to $5,398. During the year ended October 31, 1996 the Adviser waived a portion of its commissions, amounting to $1,086.

J. Subsequent Event: Effective December 9, 1996, the Board of Directors of the Enhanced Monthly Income Portfolio decided to liquidate and close down the Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Enhanced Monthly Income Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced Monthly Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period November 15, 1995 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

As explained in Note J, the Portfolio liquidated its assets and redeemed its capital shares on December 9, 1996 and ceased its operations shortly thereafter.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 9, 1996






--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)

For the period November 15, 1995 to October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 97.6%.